                                                                      Exhibit 99


                  LIONS GATE ENTERTAINMENT REPORTS FISCAL 2004
                           REVENUES OF $384.9 MILLION

 COMPANY REPORTS NET LOSS OF $94.2 MILLION FOR YEAR DUE TO ARTISAN ACQUISITION-
        RELATED COSTS, INCREASED MARKETING AND DISTRIBUTION EXPENSES AND
                               NON-RECURRING ITEMS

            LIONS GATE SENIOR MANAGEMENT REVISES FISCAL 2005 REVENUE
                GUIDANCE UPWARD TO $680 MILLION, REAFFIRMS FISCAL
               2005 GUIDANCE OF $80 MILLION IN FREE CASH FLOW AND
                    EXPECTS $60 MILLION IN FISCAL 2005 EBITDA

                          (ALL RESULTS IN U.S. DOLLARS)

       VANCOUVER, BC, and SANTA MONICA, CA, June 29, 2004 - Lions Gate Entertainment (AMEX and TSX: LGF), the premier independent filmed entertainment company, today reported revenues of $384.9 million for the fiscal year ended March 31, 2004. The total includes consolidated revenue from the December 15, 2003 closing date of the Artisan acquisition onward, a period of slightly more than one fiscal quarter. Revenues in the fiscal fourth quarter were $159 million.

The Company reported a net loss of $94.2 million for the fiscal year compared to net income of $1.1 million in the previous fiscal year. This loss included a net loss of $51 million in the fiscal fourth quarter. Fourth quarter financial results included non-recurring items such as the $8.1 million provision for the investment in and other receivables relating to Lions Gate's strategic animation partner CineGroupe, currently in reorganization. Additionally, $36.6 million in theatrical marketing and distribution costs were expensed from Lions Gate's feature film releases THE PUNISHER, GODSEND, GIRL WITH A PEARL EARRING, THE COOLER and DIRTY DANCING: HAVANA NIGHTS. Although P&A from all five films was expensed in the fourth quarter, theatrical revenues from the release of THE PUNISHER and GODSEND will not be reflected until the first quarter of fiscal 2005, and home video and pay TV revenues for all five releases will be reflected throughout fiscal 2005.

Net loss per common share was $1.35 on 70.7 million weighted average common shares outstanding (after giving effect to the Series A preferred share dividends and accretion on the Series A preferred shares) compared to net loss per common share of $0.06 on 43.2 million weighted average common shares outstanding the previous year (after giving effect to the Series A preferred share dividends and accretion on the Series A preferred shares).

"As we anticipated, the integration of the Lions Gate and Artisan theatrical slates led to marketing expense for an unusually large number of wide releases during the fourth quarter," said Lions Gate Chief Executive Officer Jon Feltheimer. "The DVD, pay cable and other downstream revenues for these releases will be reflected during fiscal 2005. Combined with our upcoming slate of filmed entertainment product and significant cash flow from our catalog sales, these additional revenues position us to meet our free cash flow and debt repayment targets."

The Company noted that, as of March 31, 2004, its filmed entertainment backlog had increased to $114.1 million, compared to $47.3 million as of March 31, 2003, due to significant international contracts on titles including THE PUNISHER, GODSEND and THE PRINCE AND ME as well as the addition of backlog from the Artisan acquisition.

                         FISCAL 2005 GUIDANCE REAFFIRMED

Lions Gate senior management reaffirmed its February 17, 2004 guidance for fiscal year 2005 (which began on April 1, 2004) of $80 million in free cash flow after debt service. The Company has revised its fiscal 2005 revenue guidance upward from $650 million to $680 million due to continued robust growth in library and home entertainment revenues and anticipated increases in theatrical revenues and has issued fiscal 2005 guidance of $60 million in EBITDA (defined as earnings before interest, income tax benefit (provision), depreciation and amortization and minority interests). (See attached table for reconciliation of all non-GAAP numbers to U.S. GAAP.)

Principal revenue drivers during fiscal 2004 were the theatrical releases of CABIN FEVER, HOUSE OF 1000 CORPSES, GIRL WITH A PEARL EARRING, THE COOLER and CONFIDENCE, among others, and the home video releases of CABIN FEVER, HOUSE OF 1000 CORPSES, CONFIDENCE, SECRETARY, HOUSE OF THE DEAD and WILL AND GRACE:
SEASONS 1 and 2. Another key component of fiscal 2004 revenue was catalog sales, with more than 500 titles of Lions Gate's 8000-title library contributing more than $100,000 each in revenue during the past fiscal year. Lions Gate Television's prime time cable series, THE DEAD ZONE, continued to generate strong ratings as it entered its third season on USA Network, and the prime time cable series MISSING will soon enter its second season on Lifetime Network.

As announced on May 28, Lions Gate senior management will hold its analyst and investor conference call to discuss its full-year and fourth quarter financial results at 8:00 A.M. PT/11:00 A.M. ET today, June 29, 2004. Interested parties may participate live in the conference call by calling 1-800-553-0288 (1-612-332-0228 outside the U.S. and Canada). A full digital replay will be available from this afternoon, Tuesday, June 29, through Tuesday, July 6, by dialing 1-800-475-6701 (1-320-365-3844 outside the U.S. and Canada) and using access code #733463.

Lions Gate is the premier independent producer and distributor of motion pictures, television programming, home entertainment, family entertainment and video-on-demand content. Its prestigious and prolific library of approximately 8000 titles is one of the largest in the entertainment industry. The Lions Gate brand name is synonymous with original, daring, quality entertainment in markets around the world.

                             www.lionsgatefilms.com

                *         *          *         *          *

AMEX AND TSX: LGF

For further information, please contact:

Peter D. Wilkes
310-255-3726
pwilkes@lgecorp.com

The matters discussed in this press release include forward-looking statements. In addition, when used in this press release, the words "will," "position," "anticipated," "guidance" and similar expressions are intended to identify forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including risk factors as set forth in the Risk Factors sections of our Form 10-K, filed June 29, 2004, our Registration Statement on Form S-3 filed September 25, 2003 and related Prospectus Supplement filed October 9, 2003, with the Securities and Exchange Commission and the Canadian Securities Commissions. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

                         LIONS GATE ENTERTAINMENT CORP.

                           CONSOLIDATED BALANCE SHEETS

                                                                           MARCH 31,         MARCH 31,
                                                                             2004              2003
                                                                             ----              ----
                                                                       (ALL AMOUNTS IN THOUSANDS OF U.S.
                                                                         DOLLARS, EXCEPT SHARE AMOUNTS)
                                     ASSETS

Cash and cash equivalents ........................................        $   6,961         $   7,440
Accounts receivable, net of reserve for video returns and
  other allowances of $55,146 (2003 -- $11,364) and provision
  for doubtful accounts of $11,702 (2003 -- $7,677) ..............          125,075            88,272
Investment in films and television programs ......................          400,933           206,275
Property and equipment ...........................................           29,478            32,390
Goodwill .........................................................          166,049            31,684
Other assets .....................................................           24,270            19,135
Future income taxes ..............................................               --             1,350
                                                                          ---------         ---------
                                                                          $ 752,766         $ 386,546
                                                                          =========         =========
                                   LIABILITIES

Bank loans .......................................................        $ 324,700         $ 130,921
Accounts payable and accrued liabilities .........................          132,693            48,888
Accrued participations and residuals costs .......................           77,759            26,158
Production loans .................................................            8,141            20,339
Subordinated notes ...............................................           48,484                --
Debt .............................................................           35,230            54,379
Deferred revenue .................................................           38,932            22,116
Minority interests ...............................................               --             9,028
                                                                          ---------         ---------
                                                                            665,939           311,829
                                                                          ---------         ---------
Commitments and contingencies

                              SHAREHOLDERS' EQUITY
Preferred shares, 200,000,000 shares authorized, issued in series, including 1,000,000 series A (nil and 11,830 shares issued and outstanding) and 10 series B (10 shares issued and outstanding)
  (liquidation preference nil and $30,167) .......................               --            32,519
Common stock, no par value, 500,000,000 shares authorized,
  93,615,896 and 43,231,921 shares issued and outstanding ........          275,569           157,675
Contributed surplus ..............................................           20,528                --
Accumulated deficit ..............................................         (201,295)         (107,942)
Cumulative translation adjustments ...............................           (7,975)           (7,535)
                                                                          ---------         ---------
                                                                             86,827            74,717
                                                                          ---------         ---------
                                                                          $ 752,766         $ 386,546
                                                                          =========         =========

                         LIONS GATE ENTERTAINMENT CORP.

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                 YEAR              YEAR              YEAR
                                                                 ENDED             ENDED             ENDED
                                                                MARCH 31,         MARCH 31,         MARCH 31,
                                                                  2004              2003              2002
                                                                  ----              ----              ----
                                                                (ALL AMOUNTS IN THOUSANDS OF U.S. DOLLARS,
                                                                        EXCEPT PER SHARE AMOUNTS)
REVENUES ...............................................        $ 384,891         $ 293,073         $ 270,255
                                                                ---------         ---------         ---------
EXPENSES:
  Direct operating .....................................          191,849           155,369           160,733
  Distribution and marketing ...........................          207,065            87,752            74,011
  General and administration ...........................           43,706            32,252            34,668
  Write-down of animation assets .......................           18,071                --                --
  Severance and relocation costs .......................            5,575                --                --
  Write-down of other assets ...........................            3,621                --                --
  Depreciation and amortization ........................            5,003             4,379             3,728
                                                                ---------         ---------         ---------
    Total expenses .....................................          474,890           279,752           273,140
                                                                ---------         ---------         ---------
OPERATING INCOME (LOSS) ................................          (89,999)           13,321            (2,885)
                                                                ---------         ---------         ---------
OTHER EXPENSES:
  Interest on debt initially incurred for a term of more
    than one year (net of interest income of $0.3
    million (2003 - $0.1 million; 2002 - $0.3 million))            15,758            10,239             9,828
  Minority interests ...................................           (9,794)               45             1,221
  Unusual losses .......................................               --                --             1,351
                                                                ---------         ---------         ---------
    Total other expenses, net ..........................            5,964            10,284            12,400
                                                                ---------         ---------         ---------
INCOME (LOSS) BEFORE GAIN ON DILUTION OF INVESTMENT IN A
  SUBSIDIARY, WRITE-DOWN AND EQUITY INTERESTS AND INCOME
  TAXES ................................................          (95,963)            3,037           (15,285)
Gain on dilution of investment in a subsidiary .........               --                --             2,186
Write-down in investments subject to significant
  influence ............................................               --                --           (13,408)
Other equity interests .................................             (300)               (1)           (1,134)
                                                                ---------         ---------         ---------
INCOME (LOSS) BEFORE INCOME TAXES ......................          (96,263)            3,036           (27,641)
Income tax benefit (provision) .........................            2,091            (1,910)             (321)
                                                                ---------         ---------         ---------
NET INCOME (LOSS) FROM CONTINUING OPERATIONS ...........          (94,172)            1,126           (27,962)
Loss from discontinued operations ......................               --                --           (18,997)
                                                                ---------         ---------         ---------
NET INCOME (LOSS) ......................................          (94,172)            1,126           (46,959)
Dividends on Series A preferred shares .................             (387)           (1,584)           (1,592)
Accretion and amortization on Series A preferred shares            (1,127)           (2,049)           (2,089)
                                                                ---------         ---------         ---------
NET LOSS AVAILABLE TO COMMON SHAREHOLDERS ..............        $ (95,686)        $  (2,507)        $ (50,640)
                                                                =========         =========         =========
LOSS PER COMMON SHARE FROM CONTINUING OPERATIONS .......        $   (1.35)        $   (0.06)        $   (0.74)
LOSS PER COMMON SHARE FROM DISCONTINUED OPERATIONS .....               --                --             (0.44)
                                                                ---------         ---------         ---------
BASIC AND DILUTED LOSS PER COMMON SHARE ................        $   (1.35)        $   (0.06)        $   (1.18)
                                                                =========         =========         =========

                         LIONS GATE ENTERTAINMENT CORP.

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY


                                                SERIES A          SERIES B
                        COMMON STOCK       PREFERRED SHARES   PREFERRED SHARES                            CUMULATIVE
                      -----------------    ----------------   ----------------  CONTRIBUTED  ACCUMULATED  TRANSLATION
                      NUMBER     AMOUNT    NUMBER   AMOUNT    NUMBER    AMOUNT    SURPLUS      DEFICIT    ADJUSTMENTS    TOTAL
                      ------     ------    ------   ------    ------    ------    -------      -------    -----------    -----
                                            (ALL AMOUNTS IN THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE AMOUNTS)
Balance at
 March 31, 2001...  42,296,838  $155,540  12,205   $ 29,936     10      $ --     $    --     $  (54,795)     $(5,838)   $ 124,843
Conversion of
 Series A
 preferred
 shares...........     648,000     1,652    (648)    (1,652)                                                                   --
Exercise of
 stock options....      87,083       137                                                                                      137
Issued pursuant
 to share bonus
 plan.............     200,000       346                                                                                      346
Stock dividends...                           273        696                                                                   696
Net loss
 available to
 common
 shareholders.....                                                                              (50,640)                  (50,640)
Accretion on
 Series A
 preferred
 shares...........                             --     1,771                                                                 1,771
Foreign
 currency
 translation
 adjustments......                                                                                            (1,759)      (1,759)
                      --------  --------   -----   --------     --      ----     -------      ---------      --------   ---------
Balance at
 March 31, 2002...  43,231,921   157,675  11,830     30,751     10        --          --       (105,435)      (7,597)      75,394
Net loss
 available to
 common
 shareholders.....                                                                               (2,507)                   (2,507)
Accretion on
 Series A
 preferred
 shares...........                             --     1,768                                                                 1,768
Foreign
 currency
 translation
 adjustments......                                                                                                62           62
                      --------  --------   -----   --------     --      ----     -------      ---------      -------    ---------
Balance at
 March 31, 2003...  43,231,921   157,675  11,830     32,519     10        --          --       (107,942)      (7,535)      74,717
Issuance of
 common stock.....  44,951,056   103,176                                                                                  103,176
Exercise of
 stock options....     955,562     2,609                                                                                    2,609
Exercise of
 warrants.........     275,400     1,377                                                                                    1,377
Conversion
 feature of
 subordinated
 note.............                                                                16,269                                   16,269
Redemption of
 Series A
 preferred
 shares...........                        (8,040)   (22,349)                       4,259                                  (18,090)
Conversion of
 Series A
 preferred
 shares...........   4,201,957    10,732  (3,790)   (10,732)                                                                   --
Deconsolidation
 of
 CineGroupe's
 net deficiency
 in equity........                                                                                2,333                     2,333
Net loss
 available to
 common
 shareholders.....                                                                              (95,686)                  (95,686)
Accretion on
 Series A
 preferred
 shares...........                            --        562                                                                   562
Foreign
 currency
 translation
 adjustments......                                                                                              (440)        (440)
                      --------  --------   -----   --------     --      ----     -------      ---------      -------    ---------
Balance at
 March 31, 2004...  93,615,896  $275,569      --   $     --     10      $ --     $20,528      $(201,295)     $(7,975)   $  86,827
                    ==========  ========   =====   ========     ==      ====     =======      ==========     =======    =========

                         LIONS GATE ENTERTAINMENT CORP.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                           YEAR            YEAR             YEAR
                                                           ENDED           ENDED            ENDED
                                                          MARCH 31,       MARCH 31,        MARCH 31,
                                                            2004            2003             2002
                                                            ----            ----             ----
                                                         (ALL AMOUNTS IN THOUSANDS OF U.S. DOLLARS)
OPERATING ACTIVITIES:
Net income (loss) .............................        $ (94,172)        $   1,126         $ (46,959)
Adjustments to reconcile net income (loss) to
  net cash provided by (used in) operating
  activities:
  Depreciation of property and equipment ......            4,389             3,741             3,113
  Amortization of pre-operating costs .........              614               637               615
  Amortization of deferred financing costs ....            3,927             1,572             1,177
  Amortization of films and television programs          189,820           153,673           158,998
  Severance and relocation costs ..............            2,131                --                --
  Write-down of animation assets ..............           18,071                --                --
  Write-down of other assets ..................            3,621                --                --
  Gain on dilution of investment in a
    subsidiary ................................               --                --            (2,186)
  Unusual losses ..............................               --                --             1,351
  Accretion on subordinated notes .............              809                --                --
  Minority interests ..........................           (9,794)               45             1,221
  Write-down in investments subject to
    significant influence .....................               --                --            13,408
  Discontinued operation ......................               --                --            18,997
  Other equity interests ......................              300                 1             1,134
Changes in operating assets and liabilities,
  excluding the effect of acquisitions:
  Accounts receivable .........................           (6,953)           20,810            (3,394)
  Increase in investment in films and
    television programs .......................         (252,807)         (176,813)         (202,230)
  Other assets ................................            6,790            (8,281)              430
  Future income taxes .........................           (2,563)               --              (809)
  Accounts payable and accrued liabilities ....           13,246            (1,057)              777
  Accrued participations and residuals costs ..            8,008             9,125            (6,157)
  Deferred revenue ............................            7,981             7,912              (198)
                                                       ---------         ---------         ---------
NET CASH FLOWS PROVIDED BY (USED IN) OPERATING
  ACTIVITIES ..................................         (106,582)           12,491           (60,712)
                                                       ---------         ---------         ---------
FINANCING ACTIVITIES:
Issuance of common stock ......................          107,162                --               137
Redemption of Series A preferred shares .......          (18,090)               --                --
Dividends paid on Series A preferred shares ...             (387)           (1,584)             (883)
Financing fees paid ...........................          (11,402)             (166)           (1,239)
Increase in subordinated notes, net of issue
  costs .......................................           56,347                --                --
Increase (decrease) in bank loans .............          141,823           (14,775)           42,715
(Increase) decrease in restricted cash ........               --               706              (719)
Proceeds from production loans ................           18,235            21,421            28,251
Repayments of production loans ................          (18,586)          (26,276)          (19,292)
Proceeds from debt ............................           24,268            10,565             9,017
Repayments of debt ............................          (42,849)           (5,912)           (3,152)
                                                       ---------         ---------         ---------
NET CASH FLOWS PROVIDED BY (USED IN) FINANCING
  ACTIVITIES ..................................          256,521           (16,021)           54,835
                                                       ---------         ---------         ---------
INVESTING ACTIVITIES:
Minority investment in subsidiary .............               --                --             9,200
Cash received from investment in Mandalay
  Pictures, LLC ...............................               --             6,634             5,362
Acquisition of Eaton Entertainment LLC, net of
  cash acquired ...............................               --                --               472
Acquisition of Artisan Entertainment Inc., net
  of cash acquired ............................         (148,870)               --                --
Purchase of property and equipment ............             (905)           (2,171)           (7,694)
                                                       ---------         ---------         ---------
NET CASH FLOWS PROVIDED BY (USED IN) INVESTING
  ACTIVITIES ..................................         (149,775)            4,463             7,340
                                                       ---------         ---------         ---------
NET CHANGE IN CASH AND CASH EQUIVALENTS .......              164               933             1,463
FOREIGN EXCHANGE EFFECT ON CASH ...............             (643)             (134)           (1,474)
CASH AND CASH EQUIVALENTS -- BEGINNING OF YEAR             7,440             6,641             6,652
                                                       ---------         ---------         ---------
CASH AND CASH EQUIVALENTS -- END OF YEAR ......        $   6,961         $   7,440         $   6,641
                                                       =========         =========         =========

                         LIONS GATE ENTERTAINMENT CORP.

                RECONCILIATION OF NET INCOME (LOSS) TO U.S. GAAP


                                                           NET INCOME (LOSS)
                                                           -----------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                MARCH 31,       MARCH 31,      MARCH 31,
                                                  2004            2003            2002
                                                  ----            ----            ----
                                               (ALL AMOUNTS IN THOUSANDS OF U.S. DOLLARS)
AS REPORTED UNDER CANADIAN GAAP                 $(94,172)        $ 1,126         $(46,959)
Accounting for capitalized pre-operating
  costs - Mandalay                                    --              --            3,074
Adjustment for capitalized pre-operating
  costs                                              614             614              614
Interest swaps mark-to-market                        206          (3,163)              --
Accounting for stock-based compensation             (815)             --               --
Adjustment for accretion on subordinated
  notes                                              809              --               --
Adjustment for amortization of
  subordinated note issue costs                      (48)             --               --
Adjustment for amortization of debt
  financing costs                                    (98)             --               --
                                                --------         -------         --------
NET LOSS UNDER U.S. GAAP                        $(93,504)        $(1,423)        $(43,271)
                                                --------         -------         --------

                         LIONS GATE ENTERTAINMENT CORP.

                  RECONCILIATION OF EBITDA TO NET INCOME (LOSS)


                                                                YEAR ENDED MARCH 31,
                                                                --------------------
                                                      2004             2003             2002
                                                      ----             ----             ----
                                                      (AMOUNTS IN THOUSANDS OF U.S. DOLLARS)
EBITDA, AS DEFINED .........................        $(85,296)        $ 17,699         $(15,050)
Depreciation and amortization ..............          (5,003)          (4,379)          (3,728)
Interest ...................................         (15,758)         (10,239)          (9,828)
Minority interests .........................           9,794              (45)          (1,221)
Gain on dilution of investment in subsidiary              --               --            2,186
Income tax benefit (provision) .............           2,091           (1,910)            (321)
Loss from discontinued operation ...........              --               --          (18,997)
                                                    --------         --------         --------
NET INCOME (LOSS) ..........................        $(94,172)        $  1,126         $(46,959)
                                                    ========         ========         ========

EBITDA is defined as earnings before interest, income tax benefit (provision), depreciation and amortization, minority interests, gain on dilution of investment in subsidiary and discontinued operation.

EBITDA is a non-GAAP financial measure. Management believes EBITDA to be a meaningful indicator of our performance that provides useful information to investors regarding our financial condition and results of operations. Presentation of EBITDA is consistent with our past practice, and EBITDA is a non-GAAP financial measure commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. While management considers EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, operating income, net income and other measures of financial performance reported in accordance with GAAP. EBITDA does not reflect cash available to fund cash requirements. Not all companies calculate EBITDA in the same manner and the measure as presented may not be comparable to similarly-titled measures presented by other companies.

                         LIONS GATE ENTERTAINMENT CORP.

  RECONCILIATION OF FORECAST U.S. GAAP NET INCOME TO EBITDA AND FREE CASH FLOW

                                                               YEAR ENDED MARCH 31, 2005
                                                               -------------------------
                                                                (AMOUNTS IN THOUSANDS OF
                                                                     U.S. DOLLARS)
FORECAST NET INCOME                                                   $  20,000
Income tax benefit (provision)                                           12,000
Interest                                                                 25,600
Depreciation and amortization                                             2,400
                                                                      ---------
FORECAST EBITDA, AS DEFINED                                           $  60,000
                                                                      ---------
Amortization of films and television programs                           195,400
Increase in investment in films and television programs                (115,300)
Changes in other operating assets and liabilities                       (34,100)
Purchase of property and equipment                                       (2,000)
Interest paid                                                           (24,000)
                                                                      ---------
FORECAST FREE CASH FLOW                                               $  80,000
                                                                      =========

On March 29, 2004, the new British Columbia Business Corporations Act came into force, which allows the Company to prepare its financial statements either under Canadian or U.S. GAAP. The Company has elected to prepare financial statements under U.S. GAAP commencing April 1, 2004.

Free cash flow is defined as EBITDA plus amortization of films and television programs, less increase in investment in films and television programs, changes in other operating assets and liabilities, less purchase of property and equipment and less interest paid.